Exhibit 10.9
A SMART MOVE L.L.C.
2006 (B) PRIVATE WARRANTS
TERMS OF WARRANTS
     Section 1 Definitions
     The following terms used in this document shall have the following meanings (unless otherwise expressly provided herein):
     The “Act.” The Securities Act of 1933, as amended.
     The “Commission.” The Securities and Exchange Commission.
     The “Company.” A Smart Move L.L.C., a Colorado limited liability company. If the Company merges into another company, “Company” shall also mean that successor company.
     “Shares.” The Shares of the Company representing undivided limited liability company interests, whether now or hereafter authorized, holders of which have the right to participate in the distribution of earnings and assets of the Company without limit as to the amount or percentage. If the Company becomes a corporation, Shares shall mean the shares of common stock of the corporation.
     “Current Market Price.” The Current Market Price shall be determined as follows:
     (a) if the security at issue is listed on a national securities exchange or admitted to unlisted trading privileges on such an exchange or quoted on either the Nasdaq National Market or the Nasdaq Small Cap Market, the Current Market Price shall be the last reported sale price of that security on such exchange or system on the day immediately before the event; or, if no such sale is made on such day, the average of the highest closing bid and lowest asked price for such day on such exchange or system; or
     (b) if the security at issue is not so listed or quoted or admitted to unlisted trading privileges, the Current Market Price shall be the last reported sale price of that security on the OTC Bulletin Board on the day immediately before the event; or if no such sale is made on such day, the average of the last reported highest bid and lowest asked prices quoted on the OTC Bulletin Board on the last business day prior to the day of the event; or
     (c) if the security at issue is not so listed or quoted or admitted to unlisted trading privileges and bid and asked prices are not reported, the Current Market Price shall be determined in such reasonable manner as may be prescribed from time to time by the Board of Directors of the Company, subject to the objection and arbitration procedure as described in Section 16 below.
     “Exercise Period.” The period commencing on the date that the Warrants are issued and extending to and through the Expiration Date.
     “Exercise Price.” $10.00 per Share, as modified in accordance with Section 9, below.
     “Expiration Date.” 5:00 p.m. Colorado time on December 31, 2010; provided, however, if such date shall be a holiday or a day on which banks are authorized to close in the State of Colorado, the Expiration Date shall mean 5:00 p.m. Denver Time on the next following day which in the State of Colorado is not a holiday or a day on which banks are authorized to close.

     “Holder” or “Warrant Holder.” The person to whom a warrant certificate is issued, and any valid transferee thereof pursuant to Section 10 below.
     “Nasdaq.” The electronic securities market operated by The Nasdaq Stock Market, Inc.
     “OTC Bulletin Board.” An electronic quotation medium operated by The Nasdaq Stock Market, Inc.
     “Private Placement.” The private placement by the Company of securities pursuant to a Placement Agent Agreement dated as of ___, 2005, between the Company and Bathgate Capital Partners LLC as Placement Agent.
     “Termination of Business.” Any sale, lease or exchange of all, or substantially all, of the Company’s assets or business or any dissolution, liquidation or winding up of the Company.
     “Warrants.” The Warrants issued in accordance with the terms of this Agreement and any Warrants issued in substitution for or replacement of such Warrants, or any Warrants into which such Warrants may be divided or exchanged.
     “Warrant Shares.” The Shares acquired upon exercise of a Warrant, and the Shares underlying unexercised portions of a Warrant.
     Section 2 Warrants and Issuance of Warrant Certificates
     2.1 Description of Warrants. Each Warrant shall initially entitle the Warrant Holder to purchase one Share on exercise thereof, subject to modification and adjustment as hereinafter provided in Section 9. The Company shall deliver Warrant Certificates in required whole number denominations to the person entitled thereto in connection with the original issuance of Warrant Certificates or any transfer or exchange permitted under this Agreement.
     2.2 Warrant Shares. Except as provided in Sections 3.3 and 3.4 hereof, share Certificates representing the Warrant Shares shall be issued only on or after the Exercise Date upon exercise of the Warrants or upon transfer or exchange of the Warrant Shares following exercise of the Warrants.
     2.3 Form of Certificates. The Warrant Certificates shall be substantially in the form attached hereto as Exhibit A and may have such letters, numbers or other marks of identification and such legends, summaries or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement. The Warrant Certificates shall be dated as of the date of issuance, whether on initial issuance, transfer, exchange or in lieu of mutilated, lost, stolen or destroyed Warrant Certificates.
     2.4 Execution of Certificates. The Warrant Certificates shall be executed on behalf of the Company by its President and Secretary, by manual signatures or by facsimile signatures printed thereon, and shall have imprinted thereon a facsimile of the Company’s seal. If any person whose facsimile signature has been placed upon any Warrant Certificate as the signature of an officer of the Company shall have ceased to be such officer before such Warrant Certificate is countersigned, issued and delivered, such Warrant Certificate may be countersigned, issued and delivered with the same effect as if such person had not ceased to be such officer. Any Warrant Certificate may be signed by, or may bear the facsimile signature of, any person who at the actual date of the preparation of such Warrant Certificate shall be a proper officer of the Company to sign such Warrant Certificate even though such person was not such an officer upon the date of this Agreement.

     2.5 Mutilated, Lost, Stolen, or Destroyed Certificate. In case the certificate or certificates evidencing the Warrants shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of the Warrant Holder, issue and deliver in exchange and substitution for and upon cancellation of the mutilated certificate or certificates, or in lieu of and substitution for the certificate or certificates lost, stolen or destroyed, a new Warrant Certificate or Certificates of like tenor and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant and a bond of indemnity, if requested, also satisfactory in form and amount, at the applicant’s cost. Applicants for such substitute Warrant Certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.
     2.6 Exchange of Certificate. Any Warrant Certificate may be exchanged for another certificate or certificates entitling the Warrant Holder to purchase a like aggregate number of Shares as the certificate or certificates surrendered then entitled such Warrant Holder to purchase. Any Warrant Holder desiring to exchange a Warrant Certificate shall make such request in writing delivered to the Company, and shall surrender, properly endorsed, with signatures guaranteed, the certificate evidencing the Warrant to be so exchanged. Thereupon, the Company shall execute and deliver to the person entitled thereto a new Warrant Certificate as so requested.
     Section 3 Term of Warrants; Exercise of Warrant
     3.1 Exercise of Warrant. Subject to the terms of this Agreement, the Warrant Holder shall have the right, at any time during the Exercise Period, to purchase from the Company up to the number of fully paid and nonassessable Shares to which the Warrant Holder may at the time be entitled to purchase pursuant to this Agreement, upon surrender to the Company, at its principal office, of the certificate evidencing the Warrants to be exercised, together with the purchase form on the reverse thereof, duly filled in and signed, and upon payment to the Company of the Exercise Price for the number of Shares in respect of which such Warrants are then exercised, but in no event for less than 100 Shares (unless fewer than an aggregate of 100 shares are then purchasable under all outstanding Warrants held by a Warrant Holder).
     3.2 Payment of Exercise Price. Payment of the aggregate Exercise Price shall be made in cash or by check, or any combination thereof.
     3.3 Delivery of Warrant Certificate. Subject to Section 3.6 and to Section 10, upon receipt of a Warrant Certificate with the exercise form thereon duly executed, together with payment in full of the Exercise Price for the Warrant Shares being purchased by such exercise, the Warrant Agent shall requisition from any transfer agent for the Warrant Shares, and upon receipt shall make delivery of certificates evidencing the total number of whole Warrant Shares for which Warrants are then being exercised, together with cash as provided in Section 4.6 hereof in respect of any fractional Warrant Shares otherwise issuable upon such surrender. The certificates shall be in such names and denominations as are required for delivery to, or in accordance with the instructions of the Warrant Holder; provided that if fewer than all Warrant Shares issuable on exercise of a Warrant Certificate are purchased, the Warrant Agent (if so requested) shall issue such balance Warrant Certificate for the balance of the Warrant Shares. Such certificates for the Warrant Shares shall be deemed to be issued, and the person to whom such Warrant Shares are issued of record shall be deemed to have become a holder of record of such Warrant Shares, as of the date of the surrender of such Warrant Certificate and payment of the Exercise Price, whichever shall last occur; provided further that if the books of the Company with respect to the Warrant Shares shall be closed as of such date, the certificates for such Warrant Shares shall be deemed to be issued, and the person to whom such Warrant Shares are issued of record shall be deemed to have become a record holder of such Warrant Shares as of the date on which such books shall next be open (whether before, on or after the applicable Expiration Date) but at the Exercise Price and upon the other conditions in effect upon the date of surrender of the Warrant Certificate and payment of the Exercise Price, whichever shall have last occurred, to the Company.

     3.4 Cancellation of Certificates. All Warrant Certificates surrendered upon exercise of Warrants shall be canceled.
     3.5 Fractional Shares. On exercise of the Warrants by the Warrant Holders, the Company shall not be required to deliver fractions of Shares; provided, however, that the Company shall purchase such fraction for an amount in cash equal to the Current Market Price of such fraction, computed on the trading day immediately preceding the day upon which such Warrant Certificate was surrendered for exercise. By accepting a Warrant Certificate, the holder thereof expressly waives any right to receive a Warrant Certificate evidencing any fraction of a Warrant or to receive any fractional share of securities upon exercise of a Warrant, except as expressly provided in this Section.
     3.6 Status as Shareholder. Upon receipt of the Warrant Certificate by the Company as described in Sections 3.3 above, the Holder shall be deemed to be the holder of record of the Shares issuable upon such exercise, notwithstanding that the transfer books of the Company may then be closed or that certificates representing such Shares may not have been prepared or actually delivered to the Holder.
     Section 4. Reservation of Warrant Shares
     There has been reserved, and the Company shall at all times keep reserved so long as the Warrants remain outstanding, out of its authorized and unissued Shares, such number of Shares as shall be subject to purchase under the Warrants. The Company covenants that all Warrant Shares that may be issued and delivered to a Warrant Holder upon the exercise of a Warrant and payment of the Exercise Price shall be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. Every transfer agent for the Shares and other securities of the Company issuable upon the exercise of the Warrants will be irrevocably authorized and directed at all times to reserve such number of authorized shares and other securities as shall be requisite for such purpose. The Company will supply every such transfer agent with duly executed stock and other certificates, as appropriate, for such purpose and will provide or otherwise make available any cash which may be payable as provided in Section 4.6 hereof.
     Section 5. Redemption
     5.1. Right to Redeem. The Company may, at its option, redeem the Warrants in whole or in part on a pro rata basis for a redemption price of $.01 per Warrant (the “Redemption Price”) on 30 days prior written notice to the Warrant Holders. The right to redeem the Warrants may be exercised by the Company only in the event (i) the Company has been reorganized, through merger or otherwise, into a corporation, (ii) the Company’s common stock is listed on, or trades on, an exchange registered under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) or on Nasdaq, (iii) the Current Market Price for the common stock of the reorganized company has exceeded 150% of the Exercise Price during a period of at least 20 of the 30 trading days immediately preceding the date of mailing of the notice of redemption, (ii) either (a) the Company has in effect a current registration statement (or a post-effective amendment to an existing registration statement) with the Commission registering the Warrant Shares, or (b) all of the Warrant Shares can be sold immediately pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, and (iv) the expiration of the 30 day notice period is within the Exercise Period. In the event the Company exercises its right to redeem the Warrants, the Expiration Date will be deemed to be, and the Warrants will be exercisable until, the close of business on the date fixed for redemption in such notice (the “Redemption Date”). If any Warrant called for redemption is not exercised by such time, it will cease to be exercisable and the Warrant Holder thereof will be entitled only to the Redemption Price.

     5.2. Termination of Rights. From and after the Redemption Date, all rights of the holders of record of redeemed Warrants (except the right to receive the Redemption Price) shall terminate, but only if (i) no later than one day prior to the Redemption Date the Company shall have irrevocably deposited with the Paying Agent a sufficient amount to pay on the Redemption Date the Redemption Price for all Warrants called for redemption, and (ii) the notice of redemption shall have stated the name and address of the Paying Agent and the intention of the Company to deposit such amount with the Paying Agent no later than one day prior to the Redemption Date.
     5.3. Payment of Redemption Price. The Paying Agent shall pay to the holders of record of redeemed Warrants all amounts received by the Paying Agent for the redemption of Warrants to which the holders of record of such redeemed Warrants who shall have surrendered their Warrants are entitled. Any amounts deposited by the Company with the Paying Agent to pay the Redemption Price for all Warrants called for redemption that are not required for redemption of Warrants may be withdrawn by the Company. Any amounts deposited by the Company with the Paying Agent to pay the Redemption Price for all Warrants called for redemption that shall be unclaimed six months after the Redemption Date may be withdrawn by the Company, and thereafter the holders of the Warrants called for redemption for which such funds were deposited shall look solely to the Company for payment. The Company shall be entitled to the interest, if any, on funds deposited with the Paying Agent, and the Warrantholders of redeemed Warrants shall have no right to any such interest.
     5.4. Failure to Make Deposit. If the Company fails to make a sufficient deposit with the Paying Agent as provided above, the Warrant holder of any Warrants called for redemption may at the option of the Holder (i) by notice to the Company declare the notice of redemption a nullity as to such Holder, or (ii) maintain an action against the Company for the Redemption Price. If the Warrantholder brings such an action, the Company will pay the reasonable attorney’s fees of the Holder. If the Holder fails to bring an action against the Company for the Redemption Price within 60 days after the Redemption Date, the Holder shall be deemed to have elected to declare the notice of redemption to be a nullity as to such Holder and such notice shall be without any force or effect as to such Holder.
     Section 6. Payment of Taxes
     The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of the Warrants or the securities comprising the Warrant Shares and any tax (except federal or state income tax) which may be payable in respect of any transfer or exercise of the Warrants or the securities comprising the Warrant Shares.
     Section 7. Warrant Securities to be Fully Paid
     The Company covenants that all Warrant Securities that may be issued and delivered to a Holder of this Warrant upon the exercise of this Warrant and payment of the Exercise Price will be, upon such delivery, validly and duly issued, fully paid and nonassessable.
     Section 8. Registration of Transfer
     8.1. Exchange of Certificate. A Warrant Certificate may be exchanged for another certificate or certificates entitling the Warrant Holder to purchase a like aggregate number of Shares as the certificate or certificates surrendered then entitled such Warrant Holder to purchase. Any Warrant Holder desiring to exchange a Warrant Certificate shall make such request in writing delivered to the Company, and shall surrender, properly endorsed, with signatures guaranteed, the certificate evidencing the Warrant to be so exchanged. Thereupon, the Company shall execute and deliver to the person entitled thereto a new Warrant Certificate as so requested.

     8.2. Assignment or Transfer. Any assignment or transfer of a Warrant shall be made by the presentation and surrender of the Warrant Certificate to the Company, accompanied by a duly executed Assignment Form. Upon the presentation and surrender of these items to the Company, the Company, at its own expense, shall execute and deliver to the new Holder or Holders a new Warrant Certificate or Warrant Certificates, in the name of the new Holder or Holders as named in the Assignment Form, and the Warrant Certificate presented or surrendered shall at that time be canceled.
     8.3 Ownership Records. The Warrant Agent shall keep books for registration of ownership and transfer of Warrant Certificates. Such books shall show the names and addresses of the respective holders of the Warrant Certificates and the number of Warrants evidenced by each such Warrant Certificate.
     8.4 Ownership Prior to Presentment. Prior to due presentment for registration of transfer thereof, the Company may treat the Warrant Holder as the absolute owner thereof (notwithstanding any notations of ownership or writing thereon made by anyone other than the Company) and the parties hereto shall not be affected by any notice to the contrary.
Section 9 Adjustment of Exercise Price and Shares
     The number and kind of securities purchasable upon the exercise of the Warrants and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:
     9.1 Adjustments. The number of Warrant Shares purchasable upon the exercise of the Warrants shall be subject to adjustments as follows:
     (a) In case the Company shall (i) pay a dividend in Shares or securities convertible into Shares or make a distribution to its stockholders in Shares or securities convertible into Shares; (ii) subdivide its outstanding Shares; (iii) combine its outstanding Shares into a smaller number of Shares; or (iv) issue by reclassification of its Shares other securities of the Company; then the number of Warrant Shares purchasable upon exercise of the Warrants immediately prior thereto shall be adjusted so that the Warrant Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or would have been entitled to receive immediately after the happening of any of the events described above, had such Warrants been exercised immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this subsection 9.1(a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.
     (b) If, prior to the expiration of the Warrants by exercise, by their terms, or by redemption, the Company shall be recapitalized by reclassifying its outstanding Shares into shares with a different par value, or in the event of any other material change of the capital structure of the Company or of any successor corporation by reason of any reclassification, recapitalization or conveyance, prompt, proportionate, equitable, lawful and adequate provision shall be made whereby any Warrant Holder shall thereafter have the right to purchase, on the basis and the terms and conditions specified in this Agreement, in lieu of the Warrant Shares theretofore purchasable on the exercise of any Warrant, such securities or assets as may be issued or payable with respect to or in exchange for the number of Warrant Shares theretofore purchasable on exercise of the Warrants had such reclassification, recapitalization or conveyance not taken place; and in any such event, the rights of any Warrant Holder to any adjustment in the number of Warrant Shares purchasable on exercise of such Warrant, as set forth above, shall continue to be preserved in respect of any stock, securities or assets which the Warrant Holder becomes entitled to purchase.
     (c) In case the Company shall issue rights, options, warrants, or convertible securities to all or substantially all holders of its Shares, without any charge to such holders, entitling them to subscribe for or purchase Shares at a price per share which is lower at the record date mentioned below than the then Current Market Price, the number of Shares thereafter purchasable upon the exercise of each Option shall be determined by multiplying the number of Shares theretofore purchasable upon exercise of the Options by a fraction, of which the numerator shall be the number of Shares outstanding immediately prior to the issuance of such rights, options, warrants or convertible securities plus the number of additional Shares offered for subscription or purchase, and of which the denominator shall be the number of Shares outstanding immediately prior to the issuance of such rights, options, warrants, or convertible securities plus the number of shares which the aggregate offering price of the total number of shares offered would purchase at such Current Market Price. Such adjustment shall be made whenever such rights, options, warrants, or convertible securities are issued, and shall become effective immediately and retroactively to the record date for the determination of shareholders entitled to receive such rights, options, warrants, or convertible securities.
     (d) In case the Company shall distribute to all or substantially all holders of its Shares evidences of its indebtedness or assets (excluding cash dividends or distributions out of earnings) or rights, options, warrants, or convertible securities containing the right to subscribe for or purchase Shares (excluding those referred to in subsection 9.1(b) above), then in each case the number of Warrant Shares thereafter purchasable upon the exercise of the Warrants shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon exercise of the Warrants by a fraction, of which the numerator shall be the then Current Market Price on the date of such distribution, and of which the denominator shall be such Current Market Price on such date minus the then fair value (determined as provided in subsection 9.1(g)(y) below) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights, options, warrants, or convertible securities applicable to one share. Such adjustment shall be made whenever any such distribution is made and shall become effective on the date of distribution retroactive to the record date for the determination of stockholders entitled to receive such distribution.
     (e) No adjustment in the number of Warrant Shares purchasable pursuant to the Warrants shall be required unless such adjustment would require an increase or decrease of at least one percent in the number of Warrant Shares then purchasable upon the exercise of the Warrants or, if the Warrants are not then exercisable, the number of Warrant Shares purchasable upon the exercise of the Warrants on the first date thereafter that the Warrants become exercisable; provided, however, that any adjustments which by reason of this subsection are not required to be made immediately shall be carried forward and taken into account in any subsequent adjustment.
     (f) Whenever the number of Warrant Shares purchasable upon the exercise of the Warrant is adjusted, as herein provided, the Exercise Price payable upon exercise of the Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares so purchasable immediately thereafter.
     (g) For the purpose of this subsection, the term “Shares” shall mean (i) the class of securities designated as the Shares of the Company at the date of this Agreement, or (ii) any other class of stock resulting from successive changes or reclassifications of such Shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to this Section, the Warrant Holder shall become entitled to purchase any securities of the Company other than Shares, (y) if the Warrant Holder’s right to purchase is on any other basis than that available to all holders of the Company’s Shares, the Company shall obtain an opinion of an independent investment banking firm valuing such other securities; and (z) thereafter the number of such other securities so purchasable upon exercise of the Warrants shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Section.

     (h) Upon the expiration of any rights, options, warrants, or conversion privileges, if such shall have not been exercised, the number of Shares purchasable upon exercise of the Warrants, to the extent the Warrants have not then been exercised, shall, upon such expiration, be readjusted and shall thereafter be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) on the basis of (i) the fact that the only Shares so issued were the Shares, if any, actually issued or sold upon the exercise of such rights, options, warrants, or conversion privileges, and (ii) the fact that such Shares, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants, or conversion privileges whether or not exercised; provided, however, that no such readjustment shall have the effect of decreasing the number of Shares purchasable upon exercise of the Warrants by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale, or grant of such rights, options, warrants, or conversion rights.
     9.2 Adjustment for IPO. If the Company completes its IPO on or before July 1, 2006, the Exercise Price shall be adjusted to be the exercise price of the Unit warrants in the IPO. If the securities sold in the IPO do not include warrants, the Exercise Price shall remain at $10.00, subject to the other adjustments contained in this section 9.
     9.3. No Adjustment for Dividends. Except as provided in subsection 9.1, no adjustment in respect of any dividends or distributions out of earnings shall be made during the term of the Warrants or upon the exercise of the Warrants.
     9.4 No Adjustment in Certain Cases. No adjustments shall be made pursuant to this Section in connection with the grant or exercise of presently authorized or outstanding options to purchase.
     9.5 Preservation of Purchase Rights upon Reclassification, Consolidation, etc. In case of any consolidation of the Company with or merger of the Company into another corporation, or in case of any sale or conveyance to another corporation of the property, assets, or business of the Company as an entirety or substantially as an entirety, the Company or such successor or purchasing corporation, as the case may be, shall execute an agreement that the Warrant Holder shall have the right thereafter upon payment of the Exercise Price in effect immediately prior to such action to purchase, upon exercise of the Warrants, the kind and amount of shares and other securities and property which it would have owned or have been entitled to receive after the happening of such consolidation, merger, sale, or conveyance had the Warrants been exercised immediately prior to such action. In the event of a merger described in Section 368(a)(2)(E) of the Internal Revenue Code of 1986, in which the Company is the surviving corporation, the right to purchase Warrant Shares under the Warrants shall terminate on the date of such merger and thereupon the Warrants shall become null and void, but only if the controlling corporation shall agree to substitute for the Warrants, its Warrants which entitle the holder thereof to purchase upon their exercise the kind and amount of shares and other securities and property which it would have owned or been entitled to receive had the Warrants been exercised immediately prior to such merger. Any such agreements referred to in this subsection 9.5 shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section. The provisions of this subsection shall similarly apply to successive consolidations, mergers, sales, or conveyances.
     9.6 Par Value of Shares. Before taking any action which would cause an adjustment effectively reducing the portion of the Exercise Price allocable to each Warrant Share below the par value per share of the Shares issuable upon exercise of the Warrants, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Shares upon exercise of the Warrants.
     9.7 Independent Public Accountants. The Company may retain a firm of independent public accountants of recognized national standing (which may be any such firm regularly employed by the

Company) to make any computation required under this Section, and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this Section.
     9.8 Statement on Warrant Certificates. Irrespective of any adjustments in the number of securities issuable upon exercise of the Warrants, Warrant Certificates theretofore or thereafter issued may continue to express the same number of securities as are stated in the similar Warrant Certificates initially issuable pursuant to this Agreement. However, the Company may, at any time in its sole discretion (which shall be conclusive), make any change in the form of Warrant Certificate that it may deem appropriate and that does not affect the substance thereof; and any Warrant Certificate thereafter issued, whether upon registration of transfer of, or in exchange or substitution for, an outstanding Warrant Certificate, may be in the form so changed.
     9.9 Treasury Stock. For purposes of this Section, Shares owned or held at any relevant time by, or for the account of, the Company, in its treasury or otherwise, shall not be deemed to be outstanding for purposes of the calculations and adjustments described.
     9.10 Officers’ Certificate. Whenever the Exercise Price or the aggregate number of Warrant Securities purchasable pursuant to this Warrant shall be adjusted as required by the provisions of this Section, the Company shall promptly prepare an officers’ certificate executed by the Company’s President and Secretary or Assistant Secretary, describing the adjustment and setting forth, in reasonable detail, the facts requiring such adjustment and the basis for and calculation of such adjustment in accordance with the provisions of this document. Each such officers’ certificate shall be made available to the Holders for inspection at all reasonable times, and the Company, after each such adjustment, shall promptly deliver a copy of the officers’ certificate relating to that adjustment to the Holders. The officers’ certificate described in this subsection shall be deemed to be conclusive as to the correctness of the adjustment reflected therein if, and only if, no Holder delivers written notice to the Company of an objection to the adjustment within 30 days after the officers’ certificate is delivered to the Holders. The Company will make its books and records available for inspection and copying during normal business hours by the Holder so as to permit a determination as to the correctness of the adjustment. If written notice of an objection is delivered by a Holder to the Company and the parties cannot reconcile the dispute, the Holder and the Company shall submit the dispute to arbitration pursuant to the provisions of Section 16 below. Failure to prepare or provide the officers’ certificate shall not modify the parties’ rights hereunder.
     Section 10. Restrictions on Transfer; Registration Rights.
     10.1. Restrictions on Transfer. The Warrant Holder agrees that prior to making any disposition of the Warrants or the Warrant Shares, the Warrant Holder shall give written notice to the Company describing briefly the manner in which any such proposed disposition is to be made; and no such disposition shall be made if the Company has notified the Warrant Holder that in the opinion of counsel reasonably satisfactory to the Warrant Holder a registration statement or other notification or post-effective amendment thereto (hereinafter collectively a “Registration Statement”) under the Act is required with respect to such disposition and no such Registration Statement has been filed by the Company with, and declared effective, if necessary, by, the Commission.
     10.2. Piggy-Back Registration Right. If at any time prior to the Expiration Date the Company files a registration statement with the Commission pursuant to the Act, or pursuant to any other act passed after the date of this Agreement, which filing provides for the sale of securities by the Company to the public, or files a Regulation A offering statement under the Act, the Company shall offer to the Holder or Holders of this Warrant and the holders of any Warrant Securities the opportunity to register or qualify the Warrant Securities at the Company’s sole expense, regardless of whether the Holder or Holders of this Warrant or the holders of Warrant Securities or both may have previously availed themselves of any of the registration rights described in this Section 10; provided, however, that in the case of a Regulation A offering, the opportunity to qualify shall be limited to the amount of the available exemption after taking into account the securities that the Company wishes to qualify. Notwithstanding anything to the contrary, this subsection shall not be applicable to a registration statement registering securities issued pursuant to an employee benefit plan or as to a transaction subject to Rule 145 promulgated under the Act or which a form S-4 registration statement could be used; nor shall it be applicable to the first underwritten registered public offering of the Company.
     The Company shall deliver written notice to the Holder or Holders of this Warrant and to any holders of the Warrant Securities of its intention to file a registration statement or Regulation A offering statement under the Act at least 60 days prior to the filing of such registration statement or offering statement, and the Holder or Holders and holders of Warrant Securities shall have 30 days thereafter to request in writing that the Company register or qualify the Warrant Securities or the Warrant Securities underlying the unexercised portion of this Warrant in accordance with this subsection. Upon the delivery of such a written request within the specified time, the Company shall be obligated to include in its contemplated registration statement or offering statement all information necessary or advisable to register or qualify the Warrant Securities or Warrant Securities underlying the unexercised portion of this Warrant for a public offering, if the Company does file the contemplated registration statement or offering statement; provided, however, that neither the delivery of the notice by the Company nor the delivery of a request by a Holder or by a holder of Warrant Securities shall in any way obligate the Company to file a registration statement or offering statement. Furthermore, notwithstanding the filing of a registration statement or offering statement, the Company may, at any time prior to the effective date thereof, determine not to offer the securities to which the registration statement or offering statement relates. Notwithstanding the foregoing, if, as a qualification of any offering in any state or jurisdiction in which the Company (by vote of its Board of Directors) or any underwriter determines in good faith that it wishes to offer securities registered in the offering, it is required that offering expenses be allocated in a manner different from that provided above, then the offering expenses shall be allocated in whatever manner is most nearly in compliance with the provisions set out above.
     The Company shall comply with the requirements of this Section 10.2 and the related requirements of Section 10.5 at its own expense. That expense shall include, but not be limited to, legal, accounting, consulting, printing, federal and state filing fees, NASD fees, out-of-pocket expenses incurred by counsel, accountants and consultants retained by the Company, and miscellaneous expenses directly related to the registration statement or offering statement and the offering. However, this expense shall not include the portion of any underwriting commissions, transfer taxes and the underwriter’s accountable and nonaccountable expense allowances attributable to the offer and sale of the Warrant, Warrant Securities and the Warrant Securities underlying the unexercised portion of this Warrant, all of which expenses shall be borne by the Holder or Holders of this Warrant and the holders of the Warrant Securities registered or qualified.
     10.3. Inclusion of Information. In the event that the Company registers or qualifies the Warrant Securities pursuant to Section 10.2 above, the Company shall include in the registration statement or qualification, and the prospectus included therein, all information and materials necessary or advisable to comply with the applicable statutes and regulations so as to permit the public sale of the Warrant Securities or the Warrant Securities underlying the unexercised portion of this Warrant. As used in Section 10.2, reference to the Company’s securities shall include, but not be limited to, any class or type of the Company’s securities or the securities of any of the Company’s subsidiaries or affiliates.
     10.4 Condition of Company’s Obligations. As to each registration statement or offering statement, the Company’s obligations contained in this Section 10 shall be conditioned upon a timely receipt by the Company in writing of the following:

     (a) Information as to the terms of the contemplated public offering furnished by and on behalf of each Holder or holder intending to make a public distribution of the Warrant Securities or Warrant Securities underlying the unexercised portion of the Warrant; and
     (b) Such other information as the Company may reasonably require from such Holders or holders, or any underwriter for any of them, for inclusion in the registration statement or offering statement.
     10.5 Additional Requirements. In each instance in which the Company shall take any action to register or qualify the Warrant Securities or the Warrant Securities underlying the unexercised portion of this Warrant, if any, pursuant to this Section, the Company shall use its best efforts to do the following:
     (a) supply to the Holders of the Warrant and the holders of Warrant Securities whose Warrant Securities are being registered or qualified, if requested by such Holders, one copy of each registration statement or offering statement, and all amendments thereto, and a reasonable number of copies of the preliminary, final or other prospectus or offering circular, all prepared in conformity with the requirements of the Act and the rules and regulations promulgated thereunder, and such other documents as the Holders shall reasonably request;
     (b) cooperate with respect to (i) all necessary or advisable actions relating to the preparation and the filing of any registration statements or offering statements, and all amendments thereto, arising from the provisions of this Section, (ii) all reasonable efforts to establish an exemption from the provisions of the Act or any other federal or state securities statutes, (iii) all necessary or advisable actions to register or qualify the public offering at issue pursuant to federal securities statutes and the state “blue sky” securities statutes of each jurisdiction that the Holders of the Warrant or holders of Warrant Securities shall reasonably request, and (iv) all other necessary or advisable actions to enable the Holders of the Warrant Securities to complete the contemplated disposition of their securities in each reasonably requested jurisdiction; and
     (c) keep all registration statements or offering statements to which this Section applies, and all amendments thereto, effective under the Act until that later of the date that (i) all of the Warrants Securities have been sold or (ii) all of the Warrants Securities can be sold under Rule 144; and cooperate with respect to all necessary or advisable actions to permit the completion of the public sale or other disposition of the securities subject to a registration statement or offering statement.
     10.6 Reciprocal Indemnification. In each instance in which pursuant to this Section the Company shall take any action to register or qualify the Securities or the Warrant Securities underlying the unexercised portion of this Warrant, prior to the effective date of any registration statement or offering statement, the Company and each Holder or holder of Warrants or Warrant Securities being registered or qualified shall enter into reciprocal indemnification agreements, in the form customarily used by reputable investment bankers with respect to public offerings of securities. These indemnification agreements also shall contain an agreement by the Holder or shareholder at issue to indemnify and hold harmless the Company, its officers and directors from and against any and all losses, claims, damages and liabilities, including, but not limited to, all expenses reasonably incurred in investigating, preparing, defending or settling any claim, directly resulting from any untrue statements of material facts, or omissions to state a material fact necessary to make a statement not misleading, contained in a registration statement or offering statement to which this Section applies, if, and only if, the untrue statement or omission directly resulted from information provided in writing to the Company by the indemnifying Holder or shareholder expressly for use in the registration statement or offering statement at issue.

     10.7 Survival. The Company’s obligations described in this Section shall continue in full force and effect regardless of the exercise, surrender, cancellation or expiration of this Warrant.
     Section 11 Merger or Consolidation of the Company
     The Company will not merge or consolidate with or into any other corporation or sell all or substantially all of its property to another corporation, unless the provisions of Section 9.5 are complied with.
     Section 12 Modification of Agreement.
     The Company may by supplemental agreement make any changes or corrections in this Agreement it shall deem appropriate to cure any ambiguity or to correct any defective or inconsistent provision or mistake or error herein contained. Additionally, the Company may make any changes or corrections deemed necessary which shall not adversely affect the interests of the Warrant Holders, including lowering the exercise price or extending the Exercise Period of the Warrants; provided, however, this Agreement shall not otherwise be modified, supplemented or altered in any respect except with the consent in writing of the Warrant Holders who hold not less than a majority of the Warrants then outstanding and provided further that no such amendment shall accelerate the Warrant Expiration Date or increase the Exercise Price without the approval of all the holders of all outstanding Warrants.
     Section 13 Notices to Warrant Holders
     13.1 Declaration of Dividend; Reorganization; Dissolutions; Etc. If, prior to the expiration of this Warrant either by its terms or by its exercise in full, any of the following shall occur:
     (i) the Company shall declare a dividend or authorize any other distribution on its Shares; or
     (ii) the Company shall authorize the granting to the stockholders of its Shares of rights to subscribe for or purchase any securities or any other similar rights; or
     (iii) any reclassification, reorganization or similar change of the Shares, or any consolidation or merger to which the Company is a party, or the sale, lease, or exchange of any significant portion of the assets of the Company; or
     (iv) the voluntary or involuntary dissolution, liquidation or winding up of the Company; or
     (v) any purchase, retirement or redemption by the Company of its Shares;
     then, and in any such case, the Company shall deliver to the Holder or Holders written notice thereof at least 30 days prior to the earliest applicable date specified below with respect to which notice is to be given, which notice shall state the following:
       (u) the purpose for which a record of stockholders is to be taken;
       (w) the number, amount, price, and nature of the Shares or other stock, securities, or assets which will be deliverable on Warrant Shares following exercise of the Warrants if such exercise occurs prior to the record date for such action;
       (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, or, if a record is not to be taken, the date as of which the stockholders of Shares of record to be entitled to such dividend, distribution or rights are to be determined;

       (y) the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or purchase, retirement or redemption is expected to become effective, and the date, if any, as of which the Company’s stockholders of Shares of record shall be entitled to exchange their Shares for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, sale, transfer, dissolution, liquidation, winding up, purchase, retirement or redemption; and
       (z) if any matters referred to in the foregoing clauses (x) and (y) are to be voted upon by stockholders of Shares, the date as of which those stockholders to be entitled to vote are to be determined.
     13.2 Failure to Give Notice. Without limiting the obligation of the Company hereunder to provide notice to each Warrant Holder, it is agreed that failure of the Company to give notice shall not invalidate corporate action taken by the Company.
     Section 14 No Rights as Shareholder
     Nothing contained in this Agreement or in the Warrants shall be construed as conferring upon the Warrant Holder or its transferees any rights as a shareholder of the Company, including the right to vote, receive dividends, consent or receive notices as a shareholder in respect to any meeting of shareholders for the election of directors of the Company or any other matter. The Company covenants, however, that for so long as this Warrant is at least partially unexercised, it will furnish any Holder of this Warrant with copies of all reports and communications furnished to the shareholders of the Company. In addition, if at any time prior to the expiration of the Warrants and prior to their exercise, any one or more of the following events shall occur:
     (a) any action which would require an adjustment pursuant to Section 10.1 or 10.4; or
     (b) a dissolution, liquidation, or winding up of the Company (other than in connection with a consolidation, merger, or sale of its property, assets, and business as an entirety or substantially as an entirety) shall be proposed:
then the Company shall give notice in writing of such event to the Warrant Holder, as provided in Section 13 hereof, at least 20 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to any relevant dividend, distribution, subscription rights or other rights or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation, or winding up. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to mail or receive notice or any defect therein shall not affect the validity of any action taken with respect thereto.
     Section 15 Notices
     15.1 The Company. All notices, demands, claims, elections, opinions, requests or other communications hereunder (however characterized or described) shall be in writing and shall be deemed duly given or made if (and then two business days after) sent by registered or certified mail, return receipt requested, postage prepaid and addressed to, in the case of the Company as follows:
     A Smart Move L.L.C.
     5350 S. Roslyn Street, Suite 380
     Greenwood Village, CO 80111
     Attn: CEO

     15.2 The Warrant Holders. Any distribution, notice or demand required or authorized by this Agreement to be given or made by the Company to or on the Warrant Holders shall be sufficiently given or made if sent by mail, first class, certified or registered, postage prepaid, addressed to the Warrant Holders at their last known addresses as they shall appear on the registration books for the Warrant Certificates maintained by the Company.
     15.3 Effectiveness of Notice. The Company may send any notice, demand, claim, election, opinion, request or communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail or electronic mail), but no such notice, demand, claim, election, opinion, request or other communication shall be deemed to have been duly given or made unless and until it actually is received by the intended recipient. The Company may change the address to which notices, demands, claims, elections, opinions, requests and other communications hereunder are to be delivered by giving the Warrant Holders notice in the manner herein set forth.
     Section 16 Arbitration
     The Company and the Holder, and by receipt of a Warrant Certificate or any Warrant Shares, all subsequent Holders or holders of Warrant Shares, agree to submit all controversies, claims, disputes and matters of difference with respect to this Agreement and the Warrant Certificates, including, without limitation, the application of this Section, to arbitration in Denver, Colorado, according to the rules and practices of the American Arbitration Association from time to time in force; provided, however, that if such rules and practices conflict with the applicable procedures of Colorado courts of general jurisdiction or any other provisions of Colorado law then in force, those Colorado rules and provisions shall govern. This agreement to arbitrate shall be specifically enforceable. Arbitration may proceed in the absence of any party if notice of the proceeding has been given to that party. The parties agree to abide by all awards rendered in any such proceeding. These awards shall be final and binding on all parties to the extent and in the manner provided by the rules of civil procedure enacted in Colorado. All awards may be filed, as a basis of judgment and of the issuance of execution for its collection, with the clerk of one or more courts, state or federal, having jurisdiction over either the party against whom that award is rendered or its property. No party shall be considered in default hereunder during the pendency of arbitration proceedings relating to that default.
     Section 17 Miscellaneous Provisions
     17.1 Persons Benefiting. This Agreement shall be binding upon and inure to the benefit of the Company, the Warrant Agent and their respective successors and assigns and the Warrant Holders. By acceptance of a Warrant Certificate, the Holder accepts and agrees to comply with all of the terms and provisions hereof. Nothing in this Agreement is intended or shall be construed to confer on any other person any right, remedy or claim or to impose on any other person any duty, liability or obligation.
     17.2 Severability. If any term contained herein shall be held, declared or pronounced void, voidable, invalid, unenforceable or inoperative for any reason by any court of competent jurisdiction, government authority or otherwise, such holding, declaration or pronouncement shall not affect adversely any other term, which shall otherwise remain in full force and effect, and the effect of such holding, declaration or pronouncement shall be limited to the territory or jurisdiction in which made.
     17.3 Termination. This Agreement shall terminate as of the close of business on the Expiration Date, or such earlier date upon which all Warrants shall have been exercised or redeemed; except that the exercise of a Warrant in full or the Expiration Date shall not terminate the provisions of this Agreement as it relates to holders of Warrant Shares.

     17.4 Governing Law. These terms and each Warrant Certificate issued hereunder shall be deemed to be a contract under the laws of the State of Colorado and for all purposes shall be construed in accordance with the laws of said state without giving effect to conflicts of laws provisions of such state.
     17.5 Agreement Available to Warrant Holders. A copy of these terms shall be available at all reasonable times at the office of the Warrant Agent for inspection by any Warrant Holder. As a condition of such inspection, the Company may require any Warrant Holder to submit a Warrant Certificate held of record for inspection.
     17.6 Counterparts. This Agreement may be executed in any number of counterparts, each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.
     17.7 Failure to Perform. If the Company fails to perform any of its obligations hereunder, it shall be liable to the Warrant Holder for all damages, costs and expenses resulting from the failure, including, but not limited to, all reasonable attorney’s fees and disbursements.
     17.8 Paragraph Headings. Paragraph headings used in this Warrant are for convenience only and shall not be taken or construed to define or limit any of the terms or provisions of this Warrant. Unless otherwise provided, or unless the context shall otherwise require, the use of the singular shall include the plural and the use of any gender shall include all genders.

ATTACHMENT 1
[FORM OF WARRANT CERTIFICATE]
The Warrant and the underlying Shares represented by this Certificate have not been registered under the Securities Act of 1933 (the “Act”), and are “restricted securities” as that term is defined in Rule144 under the Act. The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company. Additionally, Warrants are only exercisable when such exercise, and the issuance of the underlying Shares, can be affected in compliance with applicable state Blue Sky laws. The Warrants are subject to redemption and may not be exercised after the redemption date
2005(B)-
WARRANT CERTIFICATE
A SMART MOVE L.L.C.
                    Warrants
     This Warrant Certificate certifies that                      or registered assigns (the “Warrant Holder”), is the registered owner of the above-indicated number of Warrants (“Warrants”) expiring at 5:00 p.m., Denver, Colorado, local time, on December 31, 2010 (the “Expiration Date”). Each Warrant entitles the Warrant Holder to purchase from A Smart Move L.L.C. (the “Company”), a Colorado limited liability company, at any time commencing on the date it is issued but before the Expiration Date, one fully paid and non-assessable share of Shares of the Company at a purchase price of $10.00 per Share (the “Exercise Price”) upon surrender of this Warrant Certificate, with the exercise form hereon duly completed and executed, with payment of the Exercise Price, at the principal office of the Company, but only subject to the conditions set forth herein and in the Terms of Warrants (“Warrant Terms”). The Exercise Price, the number of Shares purchasable upon exercise of each Warrant, the number of Warrants outstanding and the Expiration Date are subject to adjustments upon the occurrence of certain events set forth in the Warrant Terms. Reference is hereby made to the other provisions of this Warrant Certificate and the provisions of the Warrant Terms, all of which are hereby incorporated by reference herein and made a part of this Warrant Certificate and which shall for all purposes have the same effect as though fully set forth at this place.
     Upon due presentment for registration of transfer of this Warrant Certificate at the office of the Company a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants, subject to any adjustments made in accordance with the Warrant Terms, shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Terms.
     The Warrant Holder evidenced by this Warrant Certificate may exercise or convert all or any whole number of such Warrants in the manner stated hereon and in the Warrant Terms. The Exercise Price shall be payable in lawful money of the United States of America in cash or by certified or cashier’s check or bank draft payable to the order of the Company. Upon any exercise or conversion of any Warrants evidenced by this Warrant Certificate in an amount less than the number of Warrants so evidenced, there shall be issued to the Warrant Holder a new Warrant Certificate evidencing the number of Warrants not so exercised or converted. No adjustment shall be made for any dividends on any shares issued upon exercise or conversion of this Warrant.
     No Warrant may be exercised or converted after 5:00 p.m., Colorado time, on the Expiration Date, and any Warrant not exercised or converted by such time shall become void.
     COPIES OF THE WARRANT TERMS, WHICH DEFINES THE RIGHTS, RESPONSIBILITIES AND OBLIGATIONS OF THE COMPANY AND THE WARRANT HOLDERS, ARE ON FILE WITH THE COMPANY. ANY WARRANT HOLDER MAY OBTAIN A COPY OF THE WARRANT TERMS, FREE OF CHARGE, BY A REQUEST TO THE PRINCIPAL OFFICE OF THE WARRANT AGENT.
     This Warrant Certificate, when surrendered to the Company, in person or by attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Terms, without payment of a charge, except for any tax or other governmental charge imposed in connection with such exchange, for another Warrant Certificate or Warrant Certificates of like tenor and evidencing a like number of Warrants, subject to any adjustment made in accordance with the Warrant Terms.
     The Company may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for all purposes and the Company shall not be affected by any notice to the contrary. No Warrant Holder, as such, shall have the rights of a stockholder of the Company, either at law or in equity, and the rights of the Warrant Holder, as such, are limited to those rights expressly provided in the Warrant Terms and in the Warrant Certificates.
     The Company shall not be required to issue fractions of Warrants upon any such adjustment or to issue fractions of shares upon the exercise of any Warrants after any such adjustment, but the Company, in lieu of issuing any such fractional interest, shall pay an amount in cash equal to such fraction times the current market value of one Warrant or one share, as the case may be, determined in accordance with the Warrant Terms.
     Unless the amendment is able to be effected by the Company in accordance with the Warrant Terms, the Warrant Terms are subject to amendment only upon the approval of holders of not less than a majority of the outstanding Warrants, except that no such amendment shall accelerate the Expiration Date or increase the Exercise Price without the approval of all the holders of all outstanding Warrants.
     IMPORTANT: The Warrants represented by this Certificate may not be exercised or converted by a Warrant Holder unless at the time of exercise or conversion the underlying Shares are qualified for sale, by registration or otherwise, in the state where the Warrant Holder resides or unless the issuance of the Shares would be exempt under the applicable state securities laws. Further, a registration statement under the Securities Act of 1933, as amended, covering the exercise or conversion of the Warrants must be in effect and current at the time of exercise or conversion unless the issuance of Shares upon any exercise or conversion is exempt from the registration requirements of the Securities Act of 1933, as amended. Notwithstanding the provisions hereof, unless such registration statement and qualification are in effect and current at the time of exercise or conversion, or unless exemptions are available, the Company may decline to permit the exercise or conversion of the Warrants and the holder hereof would then only have the choice of either attempting to sell the Warrants, if a market existed therefor, or letting the Warrants expire.
          IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be signed by its President and by its Secretary, each by a facsimile of said officers’ signatures, and has caused a facsimile of its corporate seal to be imprinted hereon.

Dated:		A SMART MOVE L.L.C.

a Colorado limited liability company

By:		By:
	Secretary	CEO

ASSIGNMENT
(Form of Assignment to be Executed if the Warrant Holder
Desires to Transfer Warrants Evidenced Hereby)
     FOR VALUE RECEIVED,                                         hereby sells, assigns and transfers to                                         .
(Please print name and address including zip code)

Please insert social security, federal tax ID number or other identifying number:

                                         Warrants represented by this Warrant Certificate and does hereby irrevocably constitute and appoint                      , Attorney, to transfer said Warrants on the books of the Company with full power of substitution.

Dated:
Signature
(Signature must conform in all respects to name of holder as specified on the face of this Warrant Certificate.)

Note:	Any transfer or assignment of this Warrant Certificate is subject to compliance with the restrictions on transfer imposed under the Warrant Terms.

EXERCISE
(Form of Exercise to be Executed if the Warrant Holder
Desires to Exercise Warrants Evidenced Hereby)
TO THE COMPANY:
     The undersigned hereby irrevocably elects to exercise                      Warrants represented by this Warrant Certificate and to purchase thereunder the full number of Shares issuable upon exercise of said Warrants and enclose $                     as the purchase price therefor, and requests that certificates for such shares shall be issued in the name of, and cash for any fractional shares shall be paid to,

Please insert Social Security Number or other identifying number:

(Please print name and address, including zip code)
and, if said number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the unexercised number of Warrants may be assigned under the form of Assignment appearing hereon.

Dated:	Signature:
(Signature must conform in all respects to name of holder as specified on the face of this Warrant Certificate)